                                                                     Exhibit 4.1

                                                                  EXECUTION COPY

                  FIRST AMENDMENT TO COMBINED CREDIT AGREEMENTS

         THIS FIRST AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated as of May 24, 2001 (the "AMENDMENT"), is by and among Forest Oil Corporation, a New York corporation (the "U.S. BORROWER"), Canadian Forest Oil Ltd. and each other subsidiary of Canadian Forest which becomes a "Borrower" (as defined in the Canadian Credit Agreement) under the Canadian Credit Agreement (the "CANADIAN BORROWERS"), each of the lenders that is a signatory to, or which becomes a signatory to, the U.S. Credit Agreement (together with its successors and assigns, the "U.S. LENDERS"), each of the lenders that is a signatory to, or which becomes a signatory to, the Canadian Credit Agreement (together with its successors and assigns, the "CANADIAN LENDERS", and together with the U.S. Lenders, the "COMBINED LENDERS"), Bank of America, N.A., as U.S. Syndication Agent, Citibank, N.A., as U.S. Documentation Agent, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, Bank of Montreal, as Canadian Syndication Agent, The Toronto-Dominion Bank, as Canadian Documentation Agent, and The Chase Manhattan Bank, as Global Administrative Agent (in such capacity, together with its successors in such capacity, the "GLOBAL ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         1. The U.S. Borrower, Global Administrative Agent, the U.S. Syndication Agent, the U.S. Documentation Agent, and the U.S. Lenders are parties to that certain Credit Agreement dated as of October 10, 2000 (the "U.S. CREDIT AGREEMENT"), pursuant to which the U.S. Lenders agreed to make loans to and extensions of credit on behalf of the U.S. Borrower.

         2. The Canadian Borrowers, Global Administrative Agent, the Canadian Administrative Agent, the Canadian Syndication Agent, the Canadian Documentation Agent, and the Canadian Lenders are parties to that certain Credit Agreement dated as of October 10, 2000 (the "CANADIAN CREDIT AGREEMENT", and together with the U.S. Credit Agreement, the "COMBINED CREDIT AGREEMENTS"), pursuant to which the Canadian Lenders agreed to make loans to and extensions of credit on behalf of the Canadian Borrowers.

         3. The parties to the Combined Credit Agreements intend to amend the Combined Credit Agreements as follows:

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         I.       AMENDMENTS TO U.S. CREDIT AGREEMENT.

         A. Section 1.01 of the U.S. Credit Agreement hereby is amended by inserting the following definitions of "Senior Notes" and "Senior Notes Document" in appropriate alphabetical order:

         "        "SENIOR NOTES" means any unsecured Indebtedness incurred or assumed after the date of this Agreement (other than Subordinated Indebtedness) of Borrower or its Restricted Subsidiaries and any Guarantees thereof which has terms (including interest, amortization, covenants and events of default), not more onerous to Borrower and its Restricted Subsidiaries than those contained in the Combined Loan Documents."

         "        "SENIOR NOTES DOCUMENT" means the indentures or other
         agreements under which any Senior Notes are issued and all other instruments, agreements and other documents evidencing or governing such Senior Notes or providing for any Guarantee or other right in respect thereof."

         B. SECTION 5.2(a)(iii) of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

         "        (a)    the incurrence, or any proposed incurrence, of
         Subordinated Indebtedness or Senior Notes by Borrower or any of its Restricted Subsidiaries; and".

         C. SECTION 7.1(a) of the U.S. Credit Agreement hereby is amended by (i) amending SUBSECTION (ii) thereof in its entirety to read as follows:

         "        (ii)    Senior Notes or Subordinated Debt with an aggregate
         principal amount outstanding not to exceed the sum of U.S.$200,000,000 LESS any increase in the principal amount of Subordinated Indebtedness-10-1/2% Senior Subordinated Notes not otherwise permitted under SECTION 7.1(a)(iii) in excess of the principal amount for such notes set forth on SCHEDULE 7.1(a), PROVIDED, that the aggregate principal amount outstanding for all Senior Notes shall not exceed at any time U.S.$400,000,000;", and (ii) amending SUBSECTION (iii) thereof in its entirety to read as follows:

         "        (iii)    Indebtedness existing on the date hereof and set
         forth in SCHEDULE 7.1(a), and any Senior Notes or Subordinated Indebtedness ("REFINANCING INDEBTEDNESS") issued in exchange for or the proceeds of which are used to repay, refund, refinance or discharge or otherwise retire any Indebtedness set forth on SCHEDULE 7.1(a) ("REFINANCED INDEBTEDNESS"), PROVIDED that such Refinancing Indebtedness shall not exceed the principal amount (other than through the capitalization of premiums, fees, expenses and interest on the Refinanced Indebtedness) of the Refinanced Indebtedness as of the date of this Agreement;".

         D. SECTION 7.1(c)(i) of the U.S. Credit Agreement hereby is amended by replacing each use of "U.S.$100,000,000" with "U.S.$150,000,000".

         E. SECTION 7.4(h)(ii) of the U.S. Credit Agreement hereby is amended by replacing each use of "U.S.$60,000,000" with "U.S.$150,000,000".

         F. SECTION 7.5(f) of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

         "        (f)    the sale, transfer or other disposition in one or more
         transactions of Property (other than Equity Interests in Restricted Subsidiaries) not constituting (i) if the Applicable Rating Level is Level III, Borrowing Base Properties, (ii) if the Applicable Rating Level is Level II, Mortgaged Properties and Oil and Gas Properties given value in the calculation of Present Value or (iii) if the Applicable Rating Level is Level I, Mortgaged Properties; PROVIDED that the aggregate value of such Property so sold, transferred or disposed of during any twelve (12) month period does not exceed (A) if the Applicable Rating Level is Level I or Level II, U.S.$75,000,000 or (B) if the Applicable Rating Level is Level III, U.S.$50,000,000; and".

         G. SECTION 7.5(g) of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

         "        (g)    the sale, transfer or other disposition in one or more
         transactions of Property constituting either Equity Interests in Restricted Subsidiaries or Properties which are (i) if the Applicable Rating Level is Level III, Borrowing Base Properties, (ii) if the Applicable Rating Level is Level II, Mortgaged Properties and Oil and Gas Properties given value in the calculation of Present Value or (iii) if the Applicable Rating Level is Level I, Mortgaged Properties, PROVIDED that, during any time when the Applicable Rating Level is Level III, if the aggregate fair market value of such Property so sold, transferred or disposed of during the period since the most recent redetermination of the Global Borrowing Base shall exceed 10% of the amount of the then current Borrowing Base, then the Borrowing Base shall be reduced by an amount equal to value assigned such Property in the most recently prepared Reserve Reports (or if such no such value was assigned, by an amount to be agreed upon by Borrower and the Technical Lenders), and PROVIDED FURTHER that, during any time when the Applicable Rating Level is Level II, if the aggregate fair market value of such Property so sold, transferred or disposed of during the period since the most recent redetermination of the Present Value shall exceed 10% of the amount of the then current Present Value, then the Present Value shall be reduced by an amount equal to value assigned such Property in the most recent calculation of the Present Value (or if such no such value was assigned, by an amount to be agreed upon by Borrower and the Technical Lenders)."

         H. SECTION 7.8(b)(iv) of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

         "        (iv)    purchase any Subordinated Indebtedness with the
         proceeds of any Loans or the proceeds of any sale of Equity Interests, Senior Notes or Refinancing Indebtedness."

         I. SUBSECTION (i) of the first proviso of SECTION 7.10 of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

         "(i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Combined Loan Document, any Senior Notes Document or any Subordinated Indebtedness Document,".

         J.       The U.S. Credit Agreement hereby is amended by replacing
SCHEDULE 7.5 to the Credit Agreement with SCHEDULE 7.5 to this Amendment.

         II.      AMENDMENTS TO CANADIAN CREDIT AGREEMENT.

         SUBSECTION (i) of the first proviso of SECTION 7.2 of the Canadian Credit Agreement hereby is amended in its entirety to read as follows:

         "(i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Combined Loan Document, any Senior Notes Document or any Subordinated Indebtedness Document,".

         III. EFFECTIVENESS. This Amendment shall become effective as of the date hereof when the Global Administrative Agent shall have received counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrowers, the Global Administrative Agent and at least the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

         IV. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrowers hereby reaffirm, as of the date hereof, the following:

                  (i) The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the "COMBINED LOAN PARTIES") set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date).

                  (ii) Each of the U.S. Borrower and its Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                  (iii) The execution, delivery and performance by U.S. Borrower of this Amendment and each other Combined Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Combined Loan Party of this Amendment and each other Combined Loan Document executed or to be executed by it, are within U.S. Borrower's and each such Combined Loan Party's corporate, limited liability company and/or partnership powers, and have been duly authorized by all necessary corporate, limited liability company and/or partnership action, and if required, stockholder, member and/or partner action. This Amendment and each other Combined Loan Document executed or to be executed by it has been duly executed and delivered by U.S. Borrower and constitutes, and this Amendment and each other Combined Loan Document executed or to be executed by any Combined Loan Party, when executed and delivered by such Combined Loan Party, will constitute, a legal, valid and binding obligation of U.S. Borrower or such Combined Loan Party (as the case may be), enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (iv) The execution, delivery and performance by the U.S. Borrower of this Amendment and each other Combined Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Combined Loan Party of this Amendment and each Loan Document executed or to be executed by such Combined Loan Party, (a) do not require any Governmental Approval or third party approvals, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Combined Loan Documents, (b) will not violate any applicable Governmental Rule or the Organic Documents of U.S. Borrower or any such Combined Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon U.S. Borrower or any such Combined Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by U.S. Borrower or any such Combined Loan Party, and (d) will not result in the creation or imposition of any Lien on any asset of U.S. Borrower or any such Combined Loan Party except Liens created under the Combined Loan Documents.

                  (v) No Default under the Combined Loan Documents has occurred and is continuing and the U.S. Borrower is in compliance with the financial covenants set forth in ARTICLE VI of the U.S. Credit Agreement.

                  (vi) No event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

         V. DEFINED TERMS. Except as amended hereby, terms used herein when defined in the U.S. Credit Agreement shall have the same meanings herein unless the context otherwise requires.

         VI. REAFFIRMATION OF COMBINED CREDIT AGREEMENTS. This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.

         VII. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         VIII. SEVERABILITY OF PROVISIONS. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         IX. COUNTERPARTS. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

         X. HEADINGS. Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

         XI. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         XII. NO ORAL AGREEMENTS. THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrowers, the Combined Lenders, the Global Administrative Agent, and the other "agents" under the Combined Credit Agreements have executed this Amendment as of the date first above written.

                                     U.S. BORROWER

                                     FOREST OIL CORPORATION


                                     By: /s/
                                         ---------------------------------------
                                     Name:    Donald H.  Stevens
                                     Title:   Vice President and Treasurer


                                     CANADIAN BORROWER

                                     CANADIAN FOREST OIL LTD.


                                     By:/s/
                                         ---------------------------------------
                                     Name:    Joan C. Sonnen
                                     Title:   Vice President

                                     AGENTS AND COMBINED LENDERS

                                     THE CHASE MANHATTAN BANK, as Global
                                     Administrative Agent and as a U.S. Lender


                                     By: /s/
                                         ---------------------------------------
                                     Name:    Robert C. Mertensotto
                                     Title:   Managing Director

                                     BANK OF AMERICA, N.A., as U.S. Syndication
                                     Agent and as a U.S. Lender


                                     By: /s/
                                         ---------------------------------------
                                     Name:    Richard L. Stein
                                     Title:   Vice President

                                     CITIBANK, N.A., as U.S. Documentation Agent and as a U.S. Lender


                                     By: /s/
                                         ---------------------------------------
                                     Name:    John Mugno
                                     Title:   Managing Director - Global Energy

                           BANK OF MONTREAL, as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    James B. Whitmore
                           Title:   Managing Director

                           TORONTO DOMINION (TEXAS), INC., as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    Debbie A. Greene
                           Title:   Vice President

                           ABN AMRO BANK N.V., as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    Frank R. Russo, Jr.
                           Title:   Group Vice President

                           By: /s/
                               -------------------------------------------------
                           Name:    Bo Ford
                           Title:   Assistant Vice President

                           BANK OF SCOTLAND, as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    Joseph Fratus
                           Title:   Vice President

                           BANK ONE, NA (Main Office Chicago), as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    Carl E. Skoog
                           Title:   Officer

                           CHRISTIANIA BANK OG KREDITKASSE, ASA NEW YORK BRANCH, as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    Peter M. Dodge
                           Title:   Senior Vice President

                           By: /s/
                               -------------------------------------------------
                           Name:    William S. Phillips
                           Title:   First Vice President

                           FORTIS CAPITAL CORP., as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    Deirdre Sanborn
                           Title:   Vice President

                           By: /s/
                               -------------------------------------------------
                           Name:    Darrell W. Holley
                           Title:   Managing Director

                           U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    Caroline M. McClurg
                           Title:   Vice President

                            BNP PARIBAS, as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    A. David Dodd
                           Title:   Vice President

                           By: /s/
                               -------------------------------------------------
                           Name:    Larry Robinson
                           Title:   Vice President

                           CREDIT AGRICOLE INDOSUEZ, as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    Brian D. Knezeak
                           Title:   First Vice President


                           By: /s/
                               -------------------------------------------------
                           Name:    Patrick Cocquerel
                           Title:   FVP, Managing Director

                           CREDIT SUISSE FIRST BOSTON, as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    Paul L. Colon
                           Title:   Vice President

                           By: /s/
                               -------------------------------------------------
                           Name:    Andrea E. Shkane
                           Title:   Vice President

                           GENERAL ELECTRIC CAPITAL CORPORATION, as a U.S.
                           Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    Mike DePriest
                           Title:   Portfolio Manager

                           THE FUJI BANK, LIMITED, as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    Masatoshi Abe
                           Title:   Vice President & Manager

                           THE BANK OF NEW YORK, as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    Peter Keller
                           Title:   Vice President

                           HIBERNIA NATIONAL BANK, as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    Daria M. Mahoney
                           Title:   Vice President

                           THE INDUSTRIAL BANK OF JAPAN, LIMITED, NEW YORK BRANCH, as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    Michael N. Oakes
                           Title:   Senior Vice President, Houston Office

                           THE SANWA BANK, LIMITED, as a U.S. Lender


                           By: /s/
                               -------------------------------------------------
                           Name:    Clyde Redford
                           Title:   V.P.

                           SOCIETE GENERALE, SOUTHWEST AGENCY, as a U.S. Lender


                           By: [not signed]
                               -------------------------------------------------
                           Name:
                           Title:

                           ING (U.S.) CAPITAL LLC, as a U.S. Lender


                           By: [not signed]
                               -------------------------------------------------
                           Name:
                           Title:

                           THE CHASE MANHATTAN BANK OF CANADA, as Canadian Administrative Agent


                           By: /s/
                               -------------------------------------------------
                           Name:    Drew McDonald
                           Title:   Vice President


                           By: /s/
                               -------------------------------------------------
                           Name:    Christine Chan
                           Title:   Vice President

                          THE CHASE MANHATTAN BANK, TORONTO BRANCH, as a Canadian Lender


                          By: /s/
                              -------------------------------------------------
                          Name:    Drew McDonald
                          Title:   Authorized Representative


                          By: /s/
                              -------------------------------------------------
                          Name:    Christine Chan
                          Title:   Authorized Representative

                          BANK OF MONTREAL, as Canadian Syndication Agent and as a Canadian Lender


                          By: /s/
                              -------------------------------------------------
                          Name:    Dana Kathleen Amell
                          Title:   Director

                          THE TORONTO-DOMINION BANK, as Canadian Documentation Agent and as a Canadian Lender


                          By: /s/
                              -------------------------------------------------
                           Name:    Parin Kanji
                           Title:   Assistant Manager

                          BANK OF AMERICA CANADA, as a Canadian Lender


                          By: /s/
                              -------------------------------------------------
                          Name:    Donald R. Chung
                          Title:   Vice President
                                   Corporate Investment Banking

                                  SCHEDULE 7.5

                             ANTICIPATED ASSET SALES


AS OF SEPTEMBER 30, 2000 (000's)




    ALABAMA FERRY                   U.S.$   1,773.3
    PINEVIEW, N                               987.7
    CONGER                                    930.1
    DEADMAN CANYON                            823.2
    KURTEN                                    281.0
    WAYNO BUENO                               254.6
    MARHOLL                                   207.9
    FORT COLLINS                              183.6
    MARNIE, SOUTH                             180.6
    SHIP SHOAL 58                             143.0
    BREED CREEK                               141.3
    BROUSSARD, N                              139.2
    WOLF MOUNTAIN                             127.4
    CHOCTAW                                   114.3
    CULBERTSON                                108.8
    HOUMA, N                                  101.9
    HIGH ROAD                                  99.2
    SHEPHERD                                   94.6
    FULLERTON                                  92.3
    BRAVO                                      87.9
    RAVEN CREEK                                85.1
    ELK                                        80.0
    TEAGUE                                     80.0
    VINTAGE                                    79.0
    ANNA K                                     68.5
    DOUBLE A                                   66.0
    MOUSER                                     65.6
    SOMERSET                                   63.9
    CINNABAR                                   58.4
    ALUM CREEK                                 56.1
    GLADIOLA                                   52.6
    BLANCO                                     52.4
    TULK                                       45.4
    WINCHESTER                                 39.1
    TAYLOR                                     37.7
    SIDNEY                                     37.3
    SPEARMAN, E                                37.3
    GUYMON-HUGOTON GAS                         36.9
    CALCASIEU PASS                             36.4
    ARAPAHOE                                   35.3
    BOZEMAN TRAIL                              32.2
    GOPHER CREEK                               32.1
    BLINEBRY                                   30.4
    LEUCITE HILLS                              29.6
    BOWERS                                     26.9
    WALLACE CREEK                              24.8
    BLOCKER                                    20.8
    HANSFORD, N                                19.0
    SLICK CREEK                                16.9
    LAVERTY                                    12.4
    OAK GROVE                                  10.3
    KNUTSON                                    10.0
    PEACH CREEK                                 8.4
    CEDAR HILLS, S                              6.8
    REDMOND CREEK                               6.6
    WANTZ                                       4.3
    BAIRDSTOWN                                  3.3
    CROFF                                       3.0
    SPRABERRY                                   2.9
    GRASSY BUTTE                                2.7
    CARTER KNOX                                 1.2
    FORT HILL                                   0.6
    IMPERIAL                                    0.5
    ATHENS                                      0.0
    BAYOU DES GLAISE                            0.0
    BURTON RANCH                                0.0
    CALUMET                                     0.0
    CHAVEROO                                    0.0
    CISCO                                       0.0


                             Schedule 7.5 - Page 1

    CLODINE, N                                  0.0
    COBURN                                      0.0
    CONRACK                                     0.0
    CROWLEY                                     0.0
    CRUCE, W                                    0.0
    DEEP KNOX                                   0.0
    DONKEY CREEK, N                             0.0
    DOUBLE L QUEEN                              0.0
    DRINKARD                                    0.0
    EL CAMPO, W                                 0.0
    GIDDINGS                                    0.0
    HORSESHOE BAYOU                             0.0
    IDS                                         0.0
    JALMAT                                      0.0
    KATY                                        0.0
    MUNGERVILLE, NW                             0.0
    NASH, SE                                    0.0
    OWEN MESA                                   0.0
    PENLON                                      0.0
    PENROSE SKELLY                              0.0
    REED                                        0.0
    RIGHT HAND CREEK                            0.0
    SUMATRA                                     0.0
    SWD                                         0.0
    THEALL                                      0.0
    TIMBER CREEK, NW                            0.0
    WATTENBERG                                  0.0


                                    ---------------
    TOTAL (1)                       U.S.$   8,290.6


(1)  PV10 Borrowing Base ELV - 12/31/1999 Reserve Reports @ Chase Pricing




AS OF MAY 11, 2001 (000's)


     DEER ISLAND                    U.S.$    99,174.3
     SATURDAY ISLAND                         17,398.5
     TIGRE LAGOON                            12,814.5
     WHITE LAKE, E                            5,294.4
     HENSHAW, W                               4,661.6
     HOWARD GLASSCOCK                         4,125.5
     DOLLARHIDE                               3,859.4
     IATAN                                    3,592.3
     HOBBS                                    2,519.2
     MCFARLAND                                2,397.5
     MALJAMAR                                 2,034.7
     CULP DRAW                                2,015.9
     LANE                                     1,937.5
     BIRCH                                    1,564.5
     TABLE MOUNTAIN                           1,186.9


                             Schedule 7.5 - Page 2

     LOVINGTON                                1,008.7
     TOBAC                                      700.9
     CROSSROADS                                 595.9
     BURTON FLAT                                581.6
     LOVING, N                                  473.6
     BYERS                                      394.7
     FLYING M, S                                381.4
     VADA                                       367.7
     BAGLEY, N                                  361.9
     NADINE                                     268.3
     COWDEN, S                                  213.5
     MAGUTEX                                    185.4
     VINTAGE                                    182.7
     COWDEN, N                                  138.0
     VACUUM, N                                  110.6
     VACUUM                                     109.1
     LEA, S                                      88.9
     EUMONT                                      77.7
     CAPROCK, E                                  76.5
     BAUM                                        39.8
     BOUGH                                       34.6
     FADEAWAY RIDGE                              11.0

                                    -----------------
     TOTAL (2)                      U.S.$   170,979.2


(2)  DFNR @ 9.00% - 12/31/2000 Reserve Reports @ Chase Pricing